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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  June 2, 1999
                                                  ------------------
                                  CYGNUS, INC.
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              (Exact name of registrant as specified in charter)



     DELAWARE                      0-18962                  94-2978092
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(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)        Identification No.)


400 PENOBSCOT DRIVE, REDWOOD CITY, CALIFORNIA                    94063-4719
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code  (650) 369-4300
                                                    --------------

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  OTHER EVENTS.

          On June 2, 1999, Cygnus, Inc. issued a press release, the text of which is attached hereto as Exhibit 99.1, announcing the submission of the second and final module of its Pre-Market Approval Application (PMA) to the United States Food and Drug Administration (FDA) for the GlucoWatch (Registered Trademark) Automatic Glucose Monitor. The Company also announced that they are in discussions with a short list of potential partners for the marketing and distribution of the GlucoWatch monitor in North America and Europe.

Item 7. Financial Statements and Exhibits.

    (c)  Exhibits.

    Exhibit Number
    ---------------
        99.1 Press Release by Cygnus, Inc. dated June 2, 1999 referred to in Item 5 above.

                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CYGNUS, INC.



DATE:  June 2, 1999              By: /s/ Barbara G. McClung
                              -----------------------------------
                              Name:  Barbara G. McClung
                              Title:  Senior Vice President and General Counsel

                                   EXHIBIT INDEX

EXHIBIT
NUMBER              DOCUMENT DESCRIPTION
-------             --------------------

   99.1   Press Release by Cygnus, Inc. dated June 2, 1999. Refer to Item
          5 above.